UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 13, 2010

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number Description

10.1 Retirement Plan for Outside Directors of Avnet, Inc., (Amended and Restated Effective Generally as of January 1, 2009).

10.2 Avnet, Inc. Deferred Compensation Plan for Outside Directors (Amended and Restated Effective Generally as of January 1, 2009).

10.3 Avnet Supplemental Executive Officers’ Retirement Plan (Amended and Restated Effective Generally as of January 1, 2009).

10.4 Avnet, Inc. 2003 Stock Compensation Plan (Amended and Restated Effective Generally as of January 1, 2009).

10.5 Avnet, Inc. 2006 Stock Compensation Plan (Amended and Restated Effective Generally as of January 1, 2009).

10.6 Avnet Deferred Compensation Plan (Amended and Restated Effective Generally as of January 1, 2009).

10.7 Amendment No. 7, dated as of August 29, 2007, to Receivables Sale Agreement between Avnet, Inc., as Originator and Avnet Receivables Corporation as Buyer.

10.8 Form of Amendment No. 14, effective as of August 27, 2009, to the Amended and Restated Receivables Purchase Agreement among Avnet Receivables Corporation, a Delaware corporation ("Seller"), Avnet, Inc., a New York corporation ("Avnet"), as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), each Financial Institution signatory hereto (collectively, the "Financial Institutions"), each Company signatory hereto (the "Companies") and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent for the Purchasers (the "Agent").

21 List of Subsidiaries of the Company as of July 3, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

August 13, 2010	By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Retirement Plan for Outside Directors of Avnet, Inc., (Amended and Restated Effective Generally as of January 1, 2009).
10.2	Retirement Plan for Outside Directors of Avnet, Inc., (Amended and Restated Effective Generally as of January 1, 2009).
10.3	Avnet Supplemental Executive Officers’ Retirement Plan (Amended and Restated Effective Generally as of January 1, 2009).
10.4	Avnet, Inc. 2003 Stock Compensation Plan (Amended and Restated Effective Generally as of January 1, 2009).
10.5	Avnet, Inc. 2006 Stock Compensation Plan (Amended and Restated Effective Generally as of January 1, 2009).
10.6	Avnet Deferred Compensation Plan (Amended and Restated Effective Generally as of January 1, 2009).
10.7	Amendment No. 7, dated as of August 29, 2007, to Receivables Sale Agreement between Avnet, Inc., as Originator and Avnet Receivables Corporation as Buyer.
10.8	Form of Amendment No. 14, effective as of August 27, 2009, to the Amended and Restated Receivables Purchase Agreement among Avnet Receivables Corporation, a Delaware corporation ("Seller"), Avnet, Inc., a New York corporation ("Avnet"), as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), each Financial Institution signatory hereto (collectively, the "Financial Institutions"), each Company signatory hereto (the "Companies") and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent for the Purchasers (the "Agent").
21	List of Subsidiaries of the Company as of July 3, 2010.